Exhibit 10.4

YOUR BENEFIT PLAN

Northrop Grumman Corporation

All Actively at Work Employees Participating
In One of The Following Executive Classes:

Class I – Chief Executive Officer (CEO)

Class II – Elected Officers Who Are Direct Reports To
The Chief Executive Officer (CEO)

Class III – Elected Officers Who Are Non-Direct Reports To
The Chief Executive Officer (CEO)

Class IV – All Other Vice Presidents of The
Northrop Grumman Corporation

Class V – Chairman

Basic Life Insurance

Accidental Death and Dismemberment Insurance

Certificate Date: January 1, 2019

Northrop Grumman Corporation
2980 Fairview Park Drive
Falls Church, VA 22042

TO OUR EMPLOYEES:

All of us appreciate the protection and security insurance provides.

This certificate describes the benefits that are available to you. We urge you to read it carefully.

Northrop Grumman Corporation

Metropolitan Life Insurance Company
200 Park Avenue, New York, New York 10166

CERTIFICATE OF INSURANCE

Metropolitan Life Insurance Company (“MetLife”), a stock company, certifies that You are insured for the benefits described in this certificate, subject to the provisions of this certificate. This certificate is issued to You under the Group Policy and it includes the terms and provisions of the Group Policy that describe Your insurance. PLEASE READ THIS CERTIFICATE CAREFULLY.

This certificate is part of the Group Policy. The Group Policy is a contract between MetLife and the Policyholder and may be changed or ended without Your consent or notice to You.

Policyholder:	Northrop Grumman Corporation

Group Policy Number:	91360-2-G
Type of Insurance:	Term Life & Accidental Death and Dismemberment Insurance

MetLife Toll Free Number(s):
For Claim Information	FOR LIFE CLAIMS: 1-800-638-6420

PLEASE AFFIX THE STICKER SHOWING THE EMPLOYEE'S NAME AND EFFECTIVE DATE IN THIS SPACE.

THIS CERTIFICATE ONLY DESCRIBES TERM LIFE AND ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE.

THE BENEFITS OF THE POLICY PROVIDING YOUR COVERAGE ARE GOVERNED PRIMARILY BY THE LAW OF A STATE OTHER THAN FLORIDA.

THE GROUP INSURANCE POLICY PROVIDING COVERAGE UNDER THIS CERTIFICATE WAS ISSUED IN A JURISDICTION OTHER THAN MARYLAND AND MAY NOT PROVIDE ALL THE BENEFITS REQUIRED BY MARYLAND LAW.

WE ARE REQUIRED BY STATE LAW TO INCLUDE THE NOTICE(S) WHICH APPEAR ON THIS PAGE AND IN THE NOTICE(S) SECTION WHICH FOLLOWS THIS PAGE. PLEASE READ THE(SE) NOTICE(S) CAREFULLY.

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IMPORTANT NOTICE

To obtain information or make a complaint:

You may call MetLife’s toll free telephone number for information or to make a complaint at:

1-800-638-6420

You may contact the Texas Department of Insurance to obtain information on companies, coverages, rights, or complaints at:

1-800-252-3439

You may write the Texas Department of Insurance:
P.O. Box 149104
Austin, TX 78714-9104
Fax: (512) 490-1007
Web: www.tdi.texas.gov

Email: ConsumerProtection@tdi.texas.gov

PREMIUM OR CLAIM DISPUTES: Should you have a dispute concerning your premium or about a claim, you should contact MetLife first. If the dispute is not resolved, you may contact the Texas Department of Insurance.

ATTACH THIS NOTICE TO YOUR CERTIFICATE: This notice is for information only and does not become a part or condition of the attached document.

AVISO IMPORTANTE

Para obtener información o para presentar una queja:

Usted puede llamar al número de teléfono gratuito de MetLife's para obtener información o para presentar una queja al:

1-800-638-6420

Usted puede comunicarse con el Departamento de Seguros de Texas para obtener información sobre compañías, coberturas, derechos, o quejas al:

1-800-252-3439

Usted puede escribir al Departamento de Seguros de Texas a:
P.O. Box 149104
Austin, TX 78714-9104
Fax: (512) 490-1007
Sitio Web: www.tdi.texas.gov

Email: ConsumerProtection@tdi.texas.gov

DISPUTAS POR PRIMAS DE SEGUROS O RECLAMACIONES: Si tiene una disputa relacionada con su prima de seguro o con una reclamación, usted debe comunicarse con MetLife primero. Si la disputa no es resuelta, usted puede comunicarse con el Departamento de Seguros de Texas.

ADJUNTE ESTE AVISO A SU CERTIFICADO:
Este aviso es solamente para propósitos informativos y no se convierte en parte o en condición del documento adjunto.

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NOTICE FOR RESIDENTS OF WASHINGTON

LIFE INSURANCE: ACCELERATED BENEFIT OPTION (ABO)

The Life Insurance accelerated benefit does not and is not intended to qualify as long-term care under Washington state law. Washington state law prevents this accelerated life benefit from being marketed or sold as long-term care.

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NOTICE FOR RESIDENTS OF ALL STATES

LIFE INSURANCE BENEFITS WILL BE REDUCED IF AN ACCELERATED BENEFIT IS PAID

DISCLOSURE: The Life Insurance accelerated benefit offered under this certificate is intended to qualify for favorable tax treatment under the Internal Revenue Code of 1986. If this benefit qualifies for such favorable tax treatment, the benefit will be excludable from Your income and not subject to federal taxation. Tax laws relating to accelerated benefits are complex. You are advised to consult with a qualified tax advisor about circumstances under which You could receive an accelerated benefit excludable from income under federal law.

DISCLOSURE: Receipt of an accelerated benefit may affect Your, Your Spouse’s or Your family’s eligibility for public assistance programs such as Medical Assistance (Medicaid), Aid to Families with Dependent Children (AFDC), Supplementary Social Security Income (SSI), and drug assistance programs. You are advised to consult with a qualified tax advisor and with social service agencies concerning how receipt of such payment will affect Your, Your Spouse’s and Your family’s eligibility for public assistance.

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NOTICE FOR RESIDENTS OF ARKANSAS
If You have a question concerning Your coverage or a claim, first contact the Policyholder or group account administrator. If, after doing so, You still have a concern, You may call the toll free telephone number shown on the Certificate Face Page.

If You are still concerned after contacting both the Policyholder and MetLife, You should feel free to contact:

Arkansas Insurance Department
Consumer Services Division
1200 West Third Street
Little Rock, Arkansas 72201
(501) 371-2640 or (800) 852-5494

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NOTICE FOR RESIDENTS OF CALIFORNIA

IMPORTANT NOTICE

TO OBTAIN ADDITIONAL INFORMATION, OR TO MAKE A COMPLAINT, CONTACT THE POLICYHOLDER OR METLIFE AT:

METROPOLITAN LIFE INSURANCE COMPANY
ATTN: CONSUMER RELATIONS DEPARTMENT
500 SCHOOLHOUSE ROAD
JOHNSTOWN, PA 15904

1-800-438-6388

IF, AFTER CONTACTING THE POLICYHOLDER AND/OR METLIFE, YOU FEEL THAT A SATISFACTORY SOLUTION HAS NOT BEEN REACHED, YOU MAY FILE A COMPLAINT WITH THE CALIFORNIA DEPARTMENT OF INSURANCE DEPARTMENT AT:

DEPARTMENT OF INSURANCE
CONSUMER SERVICES
300 SOUTH SPRING STREET
LOS ANGELES, CA 90013

WEBSITE: http://www.insurance.ca.gov/

1-800-927-4357 (within California)
1-213-897-8921 (outside California)

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NOTICE FOR RESIDENTS OF GEORGIA

IMPORTANT NOTICE

The laws of the state of Georgia prohibit insurers from unfairly discriminating against any person based upon his or her status as a victim of family violence.

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NOTICE FOR RESIDENTS OF IDAHO

If You have a question concerning Your coverage or a claim, You may call the toll free telephone number shown on the Certificate Face Page.

If You are still concerned after contacting MetLife, You should feel free to contact:

Idaho Department of Insurance
Consumer Affairs
700 West State Street, 3rd Floor
PO Box 83720
Boise, Idaho 83720-0043
1-800-721-3272 (for calls placed within Idaho) or 208-334-4250 or www.DOI.Idaho.gov

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NOTICE FOR RESIDENTS OF ILLINOIS

IMPORTANT NOTICE

To make a complaint to MetLife, You may write to:

MetLife
200 Park Avenue
New York, New York 10166

The address of the Illinois Department of Insurance is:

Illinois Department of Insurance
Public Services Division
Springfield, Illinois 62767

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NOTICE FOR RESIDENTS OF INDIANA

Questions regarding your policy or coverage should be directed to:

Metropolitan Life Insurance Company
1-800-438-6388

If you (a) need the assistance of the government agency that regulates insurance; or (b) have a complaint you have been unable to resolve with your insurer you may contact the Department of Insurance by mail, telephone or email:

State of Indiana Department of Insurance
Consumer Services Division
311 West Washington Street, Suite 300
Indianapolis, Indiana 46204

Consumer Hotline: (800) 622-4461; (317) 232-2395

Complaint can be filed electronically at www.in.gov/idoi

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NOTICE FOR MASSACHUSETTS RESIDENTS

CONTINUATION OF ACCIDENTAL DEATH AND DISMEMBERMENT (AD&D) INSURANCE

1.	If Your AD&D Insurance ends due to a Plant Closing or Covered Partial Closing, such insurance will be continued for 90 days after the date it ends.

2.	If Your AD&D Insurance ends because:

•	You cease to be in an Eligible Class; or

•	Your employment terminates;

for any reason other than a Plant Closing or Covered Partial Closing, such insurance will continue for 31 days after the date it ends.

Continuation of Your AD&D Insurance under the CONTINUATION OF INSURANCE WITH PREMIUM PAYMENT subsection will end before the end of continuation periods shown above if You become covered for similar benefits under another plan.

Plant Closing and Covered Partial Closing have the meaning set forth in Massachusetts Annotated Laws, Chapter 151A, Section 71A.

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NOTICE FOR RESIDENTS OF MINNESOTA

This is a life insurance policy which pays accelerated death benefits at your option under conditions specified in the policy. This policy is not a long-term care policy meeting the requirements of sections M.S.62A.46 to 62A.56 or chapter 62S.

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NOTICE FOR RESIDENTS OF MISSOURI

ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE

EXCLUSIONS

If You reside in Missouri the exclusion for "suicide or attempted suicide" is as follows:
"suicide or attempted suicide while sane"

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NOTICE FOR RESIDENTS OF TEXAS

THE INSURANCE POLICY UNDER WHICH THIS CERTIFICATE IS ISSUED IS NOT A POLICY OF WORKERS’ COMPENSATION INSURANCE. YOU SHOULD CONSULT YOUR EMPLOYER TO DETERMINE WHETHER YOUR EMPLOYER IS A SUBSCRIBER TO THE WORKERS’ COMPENSATION SYSTEM.

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NOTICE FOR RESIDENTS OF TEXAS

LIFE INSURANCE: ACCELERATED BENEFIT OPTION (ABO)

The laws of the state of Texas mandate that the terms "Terminally Ill" and "Terminal Illness" when used in the LIFE INSURANCE: ACCELERATED BENEFIT OPTION (ABO) FOR YOU provision means that due to injury or sickness, You are expected to die within 24 months of the date You request payment of an Accelerated Benefit.

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NOTICE FOR RESIDENTS OF UTAH

Notice of Protection Provided by
Utah Life and Health Insurance Guaranty Association

This notice provides a brief summary of the Utah Life and Health Insurance Guaranty Association ("the Association") and the protection it provides for policyholders. This safety net was created under Utah law, which determines who and what is covered and the amounts of coverage.

The Association was established to provide protection in the unlikely event that your life, health, or annuity insurance company becomes financially unable to meet its obligations and is taken over by its insurance regulatory agency. If this should happen, the Association will typically arrange to continue coverage and pay claims, in accordance with Utah law, with funding from assessments paid by other insurance companies.

The basic protections provided by the Association are:

•	Life Insurance
o $500,000 in death benefits
o $200,000 in cash surrender or withdrawal values

•	Health Insurance
o $500,000 in hospital, medical and surgical insurance benefits
o $500,000 in long-term care insurance benefits
o $500,000 in disability income insurance benefits
o $500,000 in other types of health insurance benefits

•	Annuities
o $250,000 in withdrawal and cash values

The maximum amount of protection for each individual, regardless of the number of policies or contracts, is $500,000. Special rules may apply with regard to hospital, medical and surgical insurance benefits.

Note: Certain policies and contracts may not be covered or fully covered. For example, coverage does not extend to any portion of a policy or contract that the insurer does not guarantee, such as certain investment additions to the account value of a variable life insurance policy or a variable annuity contract. Coverage is conditioned on residency in this state and there are substantial limitations and exclusions. For a complete description of coverage, consult Utah Code, Title 3 lA, Chapter 28.

Insurance companies and agents are prohibited by Utah law to use the existence of the Association or its coverage to encourage you to purchase insurance. When selecting an insurance company, you should not rely on Association coverage. If there is any inconsistency between Utah law and this notice, Utah law will control.

To learn more about the above protections, as well as protections relating to group contracts or retirement plans, please visit the Association's website at www.utlifega.org or contact:

Utah Life and Health Insurance Guaranty Assoc.     Utah Insurance Department
60 East South Temple, Suite 500    3110 State Office Building
Salt Lake City UT 84111    Salt Lake City UT 84114-6901
(801) 320-9955    (801) 538-3800

A written complaint about misuse of this Notice or the improper use of the existence of the Association may be filed with the Utah Insurance Department at the above address.

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NOTICE FOR RESIDENTS OF VIRGINIA

IMPORTANT INFORMATION REGARDING YOUR INSURANCE

In the event You need to contact someone about this insurance for any reason please contact Your agent. If no agent was involved in the sale of this insurance, or if You have additional questions You may contact the insurance company issuing this insurance at the following address and telephone number:

MetLife
200 Park Avenue
New York, New York 10166
Attn: Corporate Consumer Relations Department

To phone in a claim related question, You may call Claims Customer Service at:
1-800-275-4638

If You have been unable to contact or obtain satisfaction from the company or the agent, You may contact the Virginia State Corporation Commission’s Bureau of Insurance at:

The Office of the Managed Care Ombudsman
Bureau of Insurance
P.O. Box 1157
Richmond, VA 23218
1-877-310-6560 - toll-free
1-804-371-9944 - fax
www.scc.virginia.gov - web address
ombudsman@scc.virginia.gov - email

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NOTICE FOR RESIDENTS OF WISCONSIN

KEEP THIS NOTICE WITH YOUR INSURANCE PAPERS

PROBLEMS WITH YOUR INSURANCE? - If You are having problems with Your insurance company or agent, do not hesitate to contact the insurance company or agent to resolve Your problem.

MetLife
Attn: Corporate Consumer Relations Department
200 Park Avenue
New York, New York 10166
1-800-438-6388

You can also contact the OFFICE OF THE COMMISSIONER OF INSURANCE, a state agency which enforces Wisconsin’s insurance laws, and file a complaint. You can contact the OFFICE OF THE COMMISSIONER OF INSURANCE by contacting:

Office of the Commissioner of Insurance
Complaints Department
P.O. Box 7873
Madison, WI 53707-7873
1-800-236-8517 outside of Madison or 608-266-0103 in Madison.

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TABLE OF CONTENTS

Section    Page

CERTIFICATE FACE PAGE    1
NOTICES    2
SCHEDULE OF BENEFITS    21
DEFINITIONS    25
ELIGIBILITY PROVISIONS: INSURANCE FOR YOU    28
Eligible Classes    28
Date You Are Eligible for Insurance    28
Enrollment Process    28
Date Your Insurance Takes Effect    28
Date Your Insurance Ends    29
CONTINUATION OF INSURANCE WITH PREMIUM PAYMENT    30
For Family And Medical Leave    30
At Your Option: Portability    30
At Your Option: Continuation Of Your Life Insurance and Accidental Death and Dismemberment
Insurance During A Labor Dispute    32
At The Policyholder's Option    33
EVIDENCE OF INSURABILITY    34
LIFE INSURANCE: FOR YOU    35
LIFE INSURANCE: ACCELERATED BENEFIT OPTION (ABO) FOR YOU    36
LIFE INSURANCE: CONVERSION OPTION FOR YOU    38
ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE    40
ADDITIONAL BENEFIT: SEAT BELT USE    42
ADDITIONAL BENEFIT: AIR BAG USE    43
ADDITIONAL BENEFIT: SURVIVING SPOUSE    44
ADDITIONAL BENEFIT: HOSPITAL CONFINEMENT    45
ADDITIONAL BENEFIT: REHABILITATIVE PHYSICAL THERAPY    46
FILING A CLAIM: CLAIMS FOR LIFE INSURANCE BENEFITS    47
FILING A CLAIM: CLAIMS FOR ACCIDENTAL DEATH AND DISMEMBERMENT BENEFITS    48
GENERAL PROVISIONS    49
Assignment    49
Beneficiary    49

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TABLE OF CONTENTS (continued)

Section    Page

Entire Contract    49
Incontestability: Statements Made by You    49
Misstatement of Age    50
Conformity with Law    50
Physical Exams    50
Autopsy    50

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SCHEDULE OF BENEFITS

This schedule shows the benefits that are available under the Group Policy. You will only be insured for the benefits:

•	for which You become and remain eligible;

•	which You elect, if subject to election; and

•	which are in effect.

BENEFIT	BENEFIT AMOUNTS AND HIGHLIGHTS

How We Will Pay Benefits

Unless the Beneficiary requests payment by check, when the Certificate states that We will pay benefits in "one sum" or a "single sum", We may pay the full benefit amount:

•	by check;

•	by establishing an account that earns interest and provides the Beneficiary with immediate access to the full benefit amount; or

•	by any other method that provides the Beneficiary with immediate access to the full benefit amount.

Other modes of payment may be available upon request. For details, call Our toll free number shown on the Certificate Face Page.

Life Insurance For You

Basic Life Insurance is Portability Eligible Insurance

For Class I – V Active Employees	An amount equal to 3 times Your Basic Annual Earnings, rounded to the next higher $1,000
Maximum Life Benefit	$2,000,000
Accelerated Benefit Option	Up to 80% of Your Basic Life amount not to exceed $500,000

Accidental Death and Dismemberment Insurance (AD&D) For You

Full Amount for AD&D

Accidental Death and Dismemberment Insurance for You is Portability Eligible Insurance

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SCHEDULE OF BENEFITS (continued)

For Class I – V Active Employees	An amount equal to 6 times Your Basic Annual Earnings, rounded to the next higher $1,000
Minimum Accidental Death and Dismemberment Full Amount	$1,000
Maximum Accidental Death and Dismemberment Full Amount	$1,000,000

Additional Benefits:

Seat Belt Benefit	Yes

Air Bag Use Benefit	Yes

Surviving Spouse Benefit	Yes

Hospital Confinement Benefit	Yes

Rehabilitative Physical Therapy Benefit	Yes

Schedule of Covered Losses for Accidental Death and Dismemberment Insurance

All amounts listed are stated as percentages of the Full Amount.

Covered Losses

Loss of life	100%
Loss of a hand permanently severed at or above the wrist but below the elbow	75%
Loss of a foot permanently severed at or above the ankle but below the knee	75%
Loss of an arm permanently severed at or above the elbow	75%
Loss of a leg permanently severed at or above the knee	75%
Loss of sight in one eye	60%
Loss of two or more hands or feet………………………………....	100%
Loss of sight in both eyes………...………………………………....	100%
Loss of sight means permanent and uncorrectable loss of sight in the eye. Visual acuity must be 20/200 or worse in the eye or the field of vision must be less than 20 degrees.

Loss of any combination of hand, foot, or sight of one eye, as defined above	100%
Loss of the thumb and index finger of same hand	25%

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SCHEDULE OF BENEFITS (continued)

Loss of thumb and index finger of same hand means that the thumb and index finger are permanently severed through or above the third joint from the tip of the index finger and the second joint from the tip of the thumb.

Loss of speech and loss of hearing	100%
Loss of speech or loss of hearing	85%

Loss of speech means the entire and irrecoverable loss of speech that continues for 6 consecutive months following the accidental injury.

Loss of hearing means the entire and irrecoverable loss of hearing in both ears that continues for 6 consecutive months following the accidental injury.

Paralysis of both arms and both legs	100%
Paralysis of both legs	75%
Paralysis of the arm and leg on either side of the body	50%
Paralysis of one arm or leg	25%

Paralysis means loss of use of a limb, without severance. A Physician must determine the paralysis to be permanent, complete and irreversible.

Brain Damage	100%

Brain Damage means permanent and irreversible physical damage to the brain causing the complete inability to perform all the substantial and material functions and activities normal to everyday life. Such damage must manifest itself within 30 days of the accidental injury, require a hospitalization of at least 5 days and persists for 12 consecutive months after the date of the accidental injury.

Coma	1% monthly beginning on the 7th day of the Coma for 11 months, and then 100% in the 12th month for the duration of the Coma to a maximum of 12 months

Coma means a state of deep and total unconsciousness from which the comatose person cannot be aroused. Such state must begin within 30 days of the accidental injury and continue for 7 consecutive days.

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SCHEDULE OF BENEFITS (continued)

Portability Eligible Life and AD&D Insurance
Life and AD&D Insurance For You:
Portability Eligible Life Insurance For You:

Minimum Portability Eligible Life Insurance Amount	$10,000
Maximum Portability Eligible Life Insurance Amount	The lesser of Your total Life Insurance in effect on the date You elect to Port or $2,000,000

Portability Eligible AD&D Insurance For You:

Minimum Portability Eligible AD&D Insurance Amount	$10,000
Maximum Portability Eligible AD&D Insurance Amount	The lesser of Your total AD&D Insurance in effect on the date You elect to Port or $2,000,000

If Your Portability Eligible Insurance ends due to the end of the Group Policy or the amendment of the Group Policy to end the Portability Eligible Insurance for an eligible class of which You are a member, the maximum amount of insurance that You may Port is the lesser of:

•
the amount of Your Portability Eligible Insurance that ends under the Group Policy less the amount of life and AD&D insurance for which You become eligible under any group policy issued to replace this Group Policy; or

•	$10,000.

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DEFINITIONS

As used in this certificate, the terms listed below will have the meanings set forth below. When defined terms are used in this certificate, they will appear with initial capitalization. The plural use of a term defined in the singular will share the same meaning.

Actively at Work or Active Work means that You are performing all of the usual and customary duties of Your job. This must be done at:

•	the Policyholder’s place of business;

•	an alternate place approved by the Policyholder; or

•	a place to which the Policyholder’s business requires You to travel.

You will be deemed to be Actively at Work during weekends or Policyholder approved vacations, holidays or business closures if You were Actively at Work on the last scheduled work day preceding such time off.

Basic Annual Earnings means Your gross annual rate of pay as determined by Your Policyholder, excluding overtime and other extra pay. "Basic Annual Earnings" for You if You are a salesman includes commissions and/or bonuses which shall be averaged for the most recent 12 month period.

Beneficiary means the person(s) to whom We will pay insurance as determined in accordance with the GENERAL PROVISIONS section.

Common Carrier means a government regulated entity that is in the business of transporting fare paying passengers.

The term does not include:

•    chartered or other privately arranged transportation;
•    taxis; or
•    limousines.

Domestic Partner means each of two people, one of whom is an Employee of the Policyholder, who:

•	have registered as each other’s domestic partner, civil union partner or reciprocal beneficiary with a government agency where such registration is available; or

•	are of the same or opposite sex and have a mutually dependent relationship so that each has an insurable interest in the life of the other. Each person must be:

1.	18 years of age or older;

2.	unmarried;

3.	the sole domestic partner of the other person and have been so for the immediately preceding 6 months;

4.	sharing a primary residence with the other person and have been so for the immediately preceding 6 months; and

5.	not related to the other in a manner that would bar their marriage in the jurisdiction in which they reside.

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DEFINITIONS (continued)

A Domestic Partner declaration attesting to the relationship between the employee and the employee’s domestic partner must be completed and Signed by the Employee. The declaration must establish that each person has either a substantial interest in the other engendered by love and affection; or a lawful and substantial economic interest in the continued life, health or bodily safety of each other, as distinguished from an interest which would arise only by, or would be enhanced in value by, the death, disablement or injury of the other person.

Hospital means a facility which is licensed as such in the jurisdiction in which it is located and:

•	provides a broad range of medical and surgical services on a 24 hour a day basis for injured and sick persons by or under the supervision of a staff of Physicians; and

•	provides a broad range of nursing care on a 24 hour a day basis by or under the direction of a registered professional nurse.

Noncontributory Insurance means insurance for which the Policyholder does not require You to pay any part of the premium.

Physician means:

•	a person licensed to practice medicine in the jurisdiction where such services are performed; or

•
any other person whose services, according to applicable law, must be treated as Physician’s services for purposes of the Group Policy. Each such person must be licensed in the jurisdiction where he performs the service and must act within the scope of that license. He must also be certified and/or registered if required by such jurisdiction.

The term does not include:

•	You;

•	Your Spouse; or

•	any member of Your immediate family including Your and/or Your Spouse’s:

•	parents;

•	children (natural, step or adopted);

•	siblings;

•	grandparents; or

•	grandchildren.

Proof means Written evidence satisfactory to Us that a person has satisfied the conditions and requirements for any benefit described in this certificate. When a claim is made for any benefit described in this certificate, Proof must establish:

•	the nature and extent of the loss or condition;

•	Our obligation to pay the claim; and

•	the claimant’s right to receive payment.
Proof must be provided at the claimant's expense.

Signed means any symbol or method executed or adopted by a person with the present intention to authenticate a record, which is on or transmitted by paper or electronic media which is acceptable to Us and consistent with applicable law.

Spouse means Your lawful spouse. Wherever the term "Spouse" appears in the certificate it shall, unless otherwise specified, be read to include Your Domestic Partner.

We, Us and Our mean MetLife.

Written or Writing means a record which is on or transmitted by paper or electronic media which is acceptable to Us and consistent with applicable law.

You and Your mean an employee who is insured under the Group Policy for the insurance described in this certificate.

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DEFINITIONS (continued)

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ELIGIBILITY PROVISIONS: INSURANCE FOR YOU

ELIGIBLE CLASS(ES)

All Actively at Work employees of the Policyholder participating in one of the following executive classes:

Class I – Chief Executive Officer (CEO).

Class II – Elected Officers, who are direct reports to the Chief Executive Officer (CEO).

Class III – Elected Officers, who are non-direct reports to the Chief Executive Officer (CEO).

Class IV – All other Vice Presidents of the Northrop Grumman Corporation.

Class V – Chairman.

DATE YOU ARE ELIGIBLE FOR INSURANCE

You may only become eligible for the insurance available for Your eligible class as shown in the SCHEDULE OF BENEFITS.

If You are in an eligible class on January 1, 2019, You will be eligible for the insurance described in this certificate on that date.

If You enter an eligible class after January 1, 2019, You will be eligible for the insurance described in this certificate on the date You enter that class.

Previous Employment With The Policyholder

If You were employed by the Policyholder and insured by Us under a policy of group life insurance when Your employment ended, You will not be eligible for life insurance under this Group Policy if You are re-hired by the Policyholder within 2 years after such employment ended, unless You surrender:

•	any individual policy of life insurance to which You converted when Your employment ended; and

•	any certificate of insurance continued as ported insurance when such employment ended.

The cash value, if any, of such surrendered insurance will be paid to You.

ENROLLMENT PROCESS

If You are eligible for insurance, You may enroll for such insurance by completing an enrollment form.

DATE YOUR INSURANCE TAKES EFFECT

Rules for Noncontributory Insurance

When You complete the enrollment process for Noncontributory Insurance, such insurance will take effect on the date You become eligible, provided You are Actively at Work on that date.

If You are not Actively at Work on the date the Noncontributory Insurance would otherwise take effect, insurance will take effect on the day You resume Active Work.

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ELIGIBILITY PROVISIONS: INSURANCE FOR YOU (continued)

For Basic Life Insurance

Increase in Insurance

An increase in insurance due to an increase in Your earnings will take effect on the date of the increase in Your earnings.

If You are not Actively at Work on the date insurance would otherwise take effect, insurance will take effect on the day You resume Active Work.

Decrease in Insurance

A decrease in insurance due to a decrease in Your earnings will take effect on the date of change.

For Basic Accidental Death and Dismemberment Insurance

Increase in Insurance

An increase in insurance due to an increase in Your earnings will take effect on the date of the increase in Your earnings.

If You are not Actively at Work on the date insurance would otherwise take effect, insurance will take effect on the day You resume Active Work.

Decrease in Insurance

A decrease in insurance due to a decrease in Your earnings will take effect on the date of change.

DATE YOUR INSURANCE ENDS

Your insurance will end on the earliest of:

1.    the date the Group Policy ends; or
2.    the date insurance ends for Your class; or

3.	the end of the period for which the last premium has been paid for You; or

4.
the date Your employment ends; Your employment will end if You cease to be Actively at Work in any eligible class, except as stated in the section entitled CONTINUATION OF INSURANCE WITH PREMIUM PAYMENT; or

5.	the date You retire in accordance with the Policyholder’s retirement plan.

Please refer to the section entitled LIFE INSURANCE: CONVERSION OPTION FOR YOU for information concerning the option to convert to an individual policy of life insurance if Your Life Insurance ends.

In certain cases insurance may be continued as stated in the section entitled CONTINUATION OF INSURANCE WITH PREMIUM PAYMENT.

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e/ee

CONTINUATION OF INSURANCE WITH PREMIUM PAYMENT

FOR FAMILY AND MEDICAL LEAVE

Certain leaves of absence may qualify for continuation of insurance under the Family and Medical Leave Act of 1993 (FMLA), or other legally mandated leave of absence or similar laws. Please contact the Policyholder for information regarding such legally mandated leave of absence laws.

AT YOUR OPTION: PORTABILITY

For Life and Accidental Death and Dismemberment Insurance

If Your Portability Eligible Insurance ends for any of the reasons stated below, You have the option to continue that insurance under another group policy in accordance with the conditions and requirements of this section. This is referred to as Porting. Evidence of Your insurability will not be required.

For purposes of this subsection the term "Portability Eligible Insurance" refers to Your Life Insurance and Accidental Death and Dismemberment Insurance benefits for which the Portability Eligible Insurance is shown as available in the SCHEDULE OF BENEFITS.

When Porting is an Option

Porting may only be exercised by a request in Writing during the Request Period specified below.

If You choose not to Port, Life Insurance benefits may be converted in accordance with the section entitled LIFE INSURANCE: CONVERSION OPTION FOR YOU.

1.	You may choose to Port if Portability Eligible Insurance ends because:

•	You become retired from active service with the Employer; or

•	Your employment ends, due to a reason other than retirement; or

•	You cease to be in a class that is eligible for such insurance; or

•
the Policy is amended to end the Portability Eligible Insurance, unless such insurance is replaced by similar insurance under another group insurance policy issued to the Policyholder or its successor; or

•	this Policy has ended, unless such insurance is replaced by similar insurance under another group insurance policy issued to the Policyholder or its successor.

2.	You may choose to Port the reduced amount of insurance if Your Portability Eligible Insurance is reduced due to:

•	an amendment to the Plan which affects the amount of insurance for Your class.

If a request is made under this subsection, We will issue a new certificate of insurance which will explain the new insurance benefits. The insurance benefits under the new certificate may not be the same as those that ended under this Policy.

A request under this subsection may be made, if on the date the Portability Eligible Insurance ended, the following requirements are met:

•	the Group Policy is in effect;

•
with respect to any amount of Portability Eligible Life Insurance that is to be Ported, no application has been made to convert that amount of insurance to an individual policy of life insurance as provided in the section entitled LIFE INSURANCE: CONVERSION OPTION FOR YOU; and

•	the person making the request resides in a jurisdiction that permits this Portability feature.

Request Period

If written notice of the option to Port is given within 15 days before or after the date such insurance ends, the Request Period:

•	begins on the date the insurance ends, and

•	expires 31 days after the date.

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CONTINUATION OF INSURANCE WITH PREMIUM PAYMENT (continued)

If written notice of the option to Port is given more than 15 days after but within 91 days of the date such insurance ends, the Request Period:

•	begins on the date the insurance ends, and

•	expires 45 days after the date of the notice.

If written notice of the option to Port is not given within 91 days of the date such insurance ends, the Request Period:

•	begins on the date the insurance ends, and

•	expires at the end of such 91 day period.

Amount of the New Certificate

The amount of Ported Insurance for You that may be continued is shown in the SCHEDULE OF BENEFITS. However, at the time of Porting You may change the amount of Portability Eligible Insurance in the following circumstances:

Your Increase in Amount

For Portability Eligible Life Insurance

At the time of Porting, You may increase the amount of Your Portability Eligible Life Insurance. This may be done in increments of $25,000, up to a maximum ported amount of $2,000,000. To be eligible for this increased amount, You must provide evidence of Your insurability satisfactory to us, at Your expense. If We approve the increase, it will take effect on the date We state in Writing.

For Portability Eligible Accidental Death and Dismemberment Insurance

At the time of Porting, You may increase the amount of Your Portability Eligible Accidental Death and Dismemberment Insurance. This may be done in increments of $25,000, up to a maximum ported amount of $2,000,000. This increase will take effect on the date We state in Writing.

Your Decrease in Amount

If We receive a request to decrease an amount of insurance, any such decrease will take place on the date We state in Writing.

Premiums for the New Certificate

All premium payments must be made directly to Us. When We issue the new certificate, We will also provide a schedule of premiums and payment instructions.

You are not required to provide evidence of insurability to Port Your existing amount of Portability Eligible Life and Accidental Death and Dismemberment Insurance. However, to qualify for a lower premium rate, You may give us, at Your expense, evidence of Your insurability satisfactory to Us. If We determine that the evidence satisfies Us, We will notify You that the lower premium rates will apply to You.

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CONTINUATION OF INSURANCE WITH PREMIUM PAYMENT (continued)

Right to Convert Life Insurance Amounts Not Ported

Any amount of Life Insurance not Ported under this subsection may be converted under the section entitled LIFE INSURANCE: CONVERSION OPTION FOR YOU.

If You Die Within 31 Days of the Date Portability Eligible Life Insurance Ends

If You die within 31 days of the date Portability Eligible Life Insurance ends and an application to Port is not received by Us during such period, We will determine whether Your life insurance qualifies for payment. This determination will be made in accordance with the section entitled LIFE INSURANCE: CONVERSION OPTION FOR YOU.

AT YOUR OPTION: CONTINUATION OF YOUR LIFE INSURANCE AND ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE DURING A LABOR DISPUTE

You may elect to continue Life Insurance for You and Accidental Death and Dismemberment Insurance for You,  if You cease to be Actively at Work as the result of a labor dispute. Such insurance will continue for up to 6 months if the following conditions are met:

•	at least 75% of the employees eligible to continue insurance elect to continue this insurance for such time period; and

•	You pay the required premium for such insurance.

If continued, Life Insurance for You and Accidental Death and Dismemberment Insurance for You,  will end if:

•	premium payment is required and You fail to pay premiums for such insurance;

•	the number of employees who elect to continue such insurance falls below 75% of all employees eligible to continue this insurance for such time period; or

•
You cease to be eligible to continue Life Insurance for You and Accidental Death and Dismemberment Insurance for You,  under this section and You do not immediately resume Active Work in a class that is eligible for such insurance.

GCERT2000
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CONTINUATION OF INSURANCE WITH PREMIUM PAYMENT (continued)

AT THE POLICYHOLDER’S OPTION

The Policyholder has elected to continue insurance by paying premiums for employees who cease Active Work in an eligible class for any of the reasons specified below:

1.	if You cease Active Work due to injury or sickness, up to 24 months;

2.	if You cease Active Work due to part-time work, for a period in accordance with the Policyholder's general practice for an employee in Your job class;

3.	if You cease Active Work due to strike, for a period in accordance with the Policyholder's general practice for an employee in Your job class;

4.	if You cease Active Work due to any other Policyholder approved leave of absence, up to 1 month following the end of the month in which the leave began.

The Policyholder's general practice for employees in a job class determines which employees with the above types of absences are to be considered as still insured and for how long among persons in like situations.

At the end of any of the continuation periods listed above, Your insurance will be affected as follows:

•	if You resume Active Work in an eligible class at this time, You will continue to be insured under the Group Policy;

•
if You do not resume Active Work in an eligible class at this time, Your employment will be considered to end and Your insurance will end in accordance with the DATE YOUR INSURANCE ENDS subsection of the section entitled ELIGIBILITY PROVISIONS: INSURANCE FOR YOU.

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EVIDENCE OF INSURABILITY

No evidence of insurability is required for the insurance described in this certificate.

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LIFE INSURANCE: FOR YOU

If You die, Proof of Your death must be sent to Us. When We receive such Proof with the claim, We will review the claim and, if We approve it, will pay the Beneficiary the Life Insurance in effect on the date of Your death.

PAYMENT OPTIONS

We will pay the Life Insurance in one sum. Other modes of payment may be available upon request. For details, call Our toll free number shown on the Certificate Face Page.

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LIFE INSURANCE: ACCELERATED BENEFIT OPTION (ABO) FOR YOU

For purposes of this section, the term “ABO Eligible Life Insurance” refers to each of Your Life Insurance benefits for which the Accelerated Benefit Option is shown as available in the SCHEDULE OF BENEFITS.

If You become Terminally Ill, You or Your legal representative have the option to request Us to pay ABO Eligible Life Insurance before Your death. This is called an accelerated benefit. The request must be made while ABO Eligible Life Insurance is in effect.

Terminally Ill or Terminal Illness means that due to injury or sickness, You are expected to die within 6 months.

Requirements For Payment of an Accelerated Benefit

Subject to the conditions and requirements of this section, We will pay an accelerated benefit to You or Your legal representative if:

•	the amount of each ABO Eligible Life Insurance benefit to be accelerated equals or exceeds $10,000; and

•	the ABO Eligible Life Insurance to be accelerated has not been assigned; and

•	We have received Proof that You are Terminally Ill.

We will only pay an accelerated benefit for each ABO Eligible Life Insurance benefit once.

Proof of Your Terminal Illness

We will require the following Proof of Your Terminal Illness:

•	a completed accelerated benefit claim form;

•	a signed Physician’s certification that You are Terminally Ill; and

•	an examination by a Physician of Our choice, at Our expense, if We request it.

You or Your legal representative should contact Us to obtain a claim form and information regarding the accelerated benefit.

Upon Our receipt of Your request to accelerate benefits, We will send You a letter with information about the accelerated benefit payment You requested. Our letter will describe the amount of the accelerated benefits We will pay and the amount of Life Insurance remaining after the accelerated benefit is paid.

Accelerated Benefit Amount

We will pay an accelerated benefit up to the percentage shown in the SCHEDULE OF BENEFITS for each ABO Eligible Life Insurance benefit in effect for You, subject to the following:

Maximum Accelerated Benefit Amount. The maximum amount We will pay for each ABO Eligible Life Insurance benefit is shown in the SCHEDULE OF BENEFITS.

Scheduled Reduction of an ABO Eligible Life Insurance Benefit. If an ABO Eligible Life Insurance benefit is scheduled to reduce within the 6 month period after the date You or Your legal representative request an accelerated benefit, We will calculate the accelerated benefit using the amount of such ABO Eligible Life Insurance that will be in effect immediately after the reduction(s) scheduled for such period.

Scheduled End of an ABO Eligible Life Insurance Benefit. If an ABO Eligible Life Insurance benefit is scheduled to end within 6 months after the date You or Your legal representative request an accelerated benefit, We will not pay an accelerated benefit for such ABO Eligible Life Insurance benefit.

Previous Conversion of an ABO Eligible Life Insurance Benefit. We will not pay an accelerated benefit for any amount of ABO Eligible Life Insurance which You previously converted under the section entitled LIFE INSURANCE: CONVERSION OPTION FOR YOU.

We will pay the accelerated benefit in one sum unless You or Your legal representative select another payment mode.

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LIFE INSURANCE: ACCELERATED BENEFIT OPTION (ABO) FOR YOU (continued)

Effect of Payment of an Accelerated Benefit

On Contribution for Your Life Insurance. After We pay the accelerated benefit, any future contributions for Life Insurance You are required to pay will be waived.

On Your Life Insurance at Your death. The amount of Life Insurance that We will pay at Your death will be decreased by the amount of the accelerated benefit paid by Us.

On Your Life Insurance at conversion. The amount to which You are entitled to convert under the section entitled LIFE INSURANCE: CONVERSION OPTION FOR YOU will be decreased by the amount of the accelerated benefit paid by Us.

On Your Accidental Death and Dismemberment Insurance. Payment of an accelerated benefit will not affect Your Accidental Death and Dismemberment Insurance.

Date Your Option to Accelerate Benefits Ends

The accelerated benefit option will end on the earliest of:

•	the date the ABO Eligible Life Insurance ends;

•	the date You or Your legal representative assign all ABO Eligible Life Insurance; or

•	the date You or Your legal representative have accelerated all ABO Eligible Life Insurance benefits.

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LIFE INSURANCE: CONVERSION OPTION FOR YOU

If Your life insurance ends or is reduced for any of the reasons stated below, You have the option to buy an individual policy of life insurance (“new policy”) from Us during the Application Period in accordance with the conditions and requirements of this section. This is referred to as the “option to convert”. Evidence of Your insurability will not be required.

When You Will Have the Option to Convert

You will have the option to convert when:

A.    Your life insurance ends because:

•	You cease to be in an eligible class;

•	Your employment ends;

•	this Group Policy ends, provided You have been insured for life insurance for at least 5 continuous years; or

•	this Group Policy is amended to end all life insurance for an eligible class of which You are a member, provided You have been insured for at least 5 continuous years; or
B.    Your life insurance is reduced:

•	on or after the date You attain age 65;

•	because You change from one eligible class to another; or

•	due to an amendment of this Group Policy.

If You opt not to convert a reduction in the amount of Your life insurance as described above, You will not have the option to convert that amount at a later date.

A reduction in the amount of Your life insurance as a result of the payment of an accelerated benefit will not give rise to a right to convert under this section.

Application Period

If You opt to convert Your life insurance for any of the reasons stated above, We must receive a completed conversion application form from You within the Application Period described below.

If You are given Written notice of the option to convert within 15 days before or after the date Your life insurance ends or is reduced, the Application Period begins on the date that such life insurance ends or is reduced and expires 31 days after such date.

If You are given Written notice of the option to convert more than 15 days after the date Your life insurance ends or is reduced, the Application Period begins on the date such life insurance ends or is reduced and expires 25 days from the date of such notice. In no event will the Application Period exceed 91 days from the date Your life insurance ends or is reduced.

Option Conditions

The option to convert is subject to the following:

A.	Our receipt within the Application Period of:

•	Your Written application for the new policy; and

•	the premium due for such new policy;

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LIFE INSURANCE: CONVERSION OPTION FOR YOU (continued)

B.	the premium rates for the new policy will be based on:

•	Our rates then in use;

•	the form and amount of insurance for which you apply;

•	Your class of risk; and

•	Your age;

C.	the new policy may be on any form then customarily offered by Us excluding term insurance;

D.	the new policy will be issued without an accidental death and dismemberment benefit, an accelerated benefit option, a waiver of premium benefit or any other rider or additional benefit; and

E.	the new policy will take effect on the 32nd day after the date Your life insurance ends or is reduced; this will be the case regardless of the duration of the Application Period.

Maximum Amount of the New Policy

If Your Life Insurance ends due to the end of this Group Policy or the amendment of this Group Policy to end all life insurance for an eligible class of which You are a member, the maximum amount of insurance that You may elect for the new policy is the lesser of:

•
the amount of Your life insurance that ends under this Group Policy less the amount of life insurance for which You become eligible under any group policy within 31 days after the date insurance ends under this Group Policy; or

•	$10,000.

If Your life insurance ends or is reduced due to the Policyholder’s organizational restructuring, the maximum amount of insurance that You may elect for the new policy is the amount of Your life insurance that ends under this Group Policy less the amount of life insurance for which You become eligible under any other group policy within 31 days after the date insurance ends under this Group Policy.

If Your life insurance ends or is reduced for any other reason, the maximum amount of insurance that You may elect for the new policy is the amount of Your life insurance which ends under this Group Policy.

ADDITIONAL PROVISIONS IF YOU DIE

If You Die Within 31 Days After Your Life Insurance Ends Or Is Reduced

If You die within 31 days after Your life insurance ends or is reduced by an amount You are entitled to convert, Proof of Your death must be sent to Us. When We receive such Proof with the claim, We will review the claim and if We approve it will pay the Beneficiary. The amount We will pay is the amount You were entitled to convert.

The amount You were entitled to convert will not be paid as insurance under both a new individual conversion policy and the Group Policy.

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ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE

If You sustain an accidental injury that is the Direct and Sole Cause of a Covered Loss described in the SCHEDULE OF BENEFITS, Proof of the accidental injury and Covered Loss must be sent to Us. When We receive such Proof We will review the claim and, if We approve it, will pay the insurance in effect on the date of the injury.

Direct and Sole Cause means that the Covered Loss occurs within 12 months of the date of the accidental injury and was a direct result of the accidental injury, independent of other causes.

We will deem a loss to be the direct result of an accidental injury if it results from unavoidable exposure to the elements and such exposure was a direct result of an accident.

PRESUMPTION OF DEATH

You will be presumed to have died as a result of an accidental injury if:

•	the aircraft or other vehicle in which You were traveling disappears, sinks, or is wrecked; and

•	the body of the person who has disappeared is not found within 1 year of:

•	the date the aircraft or other vehicle was scheduled to have arrived at its destination, if traveling in an aircraft or other vehicle operated by a Common Carrier; or

•	the date the person is reported missing to the authorities, if traveling in any other aircraft or other vehicle.

EXCLUSIONS (See notice page for residents of Missouri)

We will not pay benefits under this section for any loss caused or contributed to by:

1.	physical or mental illness or infirmity, or the diagnosis or treatment of such illness or infirmity;

2.	infection, other than infection occurring in an external accidental wound;

3.	suicide or attempted suicide;

4.	intentionally self-inflicted injury;

5.
service in the armed forces of any country or international authority. However, service in reserve forces does not constitute service in the armed forces, unless in connection with such reserve service an individual is on active military duty as determined by the applicable military authority other than weekend or summer training. For purposes of this provision reserve forces are defined as reserve forces of any branch of the military of the United States or of any other country or international authority, including but not limited to the National Guard of the United States or the national guard of any other country;

6.	any incident related to travel in an aircraft or device:
•as a pilot or crew member of an Aircraft for which You are not qualified;
•flight student or flight instructor except in the course of Your job for the Policyholder;

•	for parachuting or otherwise exiting from the aircraft while the aircraft is in flight except for the purpose of self-preservation;

•	travel in an aircraft for the purpose of parachuting or otherwise exiting from such aircraft while it is in flight;
•for testing or experimental purposes;
•by or for any military authority; or
•for travel or designed for travel beyond the earth’s atmosphere;

7.	committing or attempting to commit a felony;

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ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE (continued)

8.	the voluntary intake or use by any means of:

•	any drug, medication or sedative, unless it is:

•	taken or used as prescribed by a Physician; or

•	an "over the counter" drug, medication or sedative taken as directed;

•	alcohol in combination with any drug, medication, or sedative; or

•	poison, gas, or fumes; or

9.	war, whether declared or undeclared; or act of war, insurrection, rebellion or riot.

Exclusion for Intoxication

We will not pay benefits under this section for any loss if the injured party is intoxicated at the time of the incident and is the operator of a vehicle or other device involved in the incident.

Intoxicated means that the injured person’s blood alcohol level met or exceeded the level that creates a legal presumption of intoxication under the laws of the jurisdiction in which the incident occurred.

BENEFIT PAYMENT

For loss of Your life, We will pay benefits to Your Beneficiary.

For any other loss sustained by You We will pay benefits to You.

If You sustain more than one Covered Loss due to an accidental injury, the amount We will pay, on behalf of any such injured person, will not exceed the Full Amount.

We will pay benefits in one sum. Other modes of payment may be available upon request. For details call Our toll free number shown on the Certificate Face Page.

APPLICABILITY OF PROVISIONS

The provisions set forth in this ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE section apply to all Accidental Death and Dismemberment Insurance – Additional Benefit sections included in this certificate except as may otherwise be provided in such Additional Benefit sections.

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ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE (continued)

ADDITIONAL BENEFIT: SEAT BELT USE

If You die as a result of an accidental injury, We will pay this additional Seat Belt Use benefit if:

1.	We pay a benefit for loss of life under the ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE section;

2.	this benefit is in effect on the date of the injury; and

3.	We receive Proof that the deceased person:

•	was in an accident while driving or riding as a passenger in a Passenger Car;

•	was wearing a Seat Belt which was properly fastened at the time of the accident; and

•	died as a result of injuries sustained in the accident.

A police officer investigating the accident must certify that the Seat Belt was properly fastened. A copy of such certification must be submitted to Us with the claim for benefits.

Passenger Car means any validly registered four-wheel private passenger car, four-wheel drive vehicle, sports-utility vehicle, pick-up truck or mini-van. It does not include any commercially licensed car, any private car being used for commercial purposes, or any vehicle used for recreational or professional racing.

Seat Belt means any restraint device that:

•	meets published United States Government safety standards;

•	is properly installed by the car manufacturer; and

•	is not altered after the installation.

The term includes any child restraint device that meets the requirements of state law.

BENEFIT AMOUNT

The Seat Belt Use benefit is an additional benefit equal to 20% of the Full Amount shown in the SCHEDULE OF BENEFITS. However, the amount We will pay for this benefit will not be less than $500 or more than $25,000.

BENEFIT PAYMENT

For loss of Your life, We will pay benefits to Your Beneficiary.

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ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE (continued)

ADDITIONAL BENEFIT: AIR BAG USE

If You die as a result of an accidental injury, We will pay this additional benefit if:

1.	We pay a benefit for loss of life under the ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE section;

2.	this benefit is in effect on the date of the injury; and

3.	We receive Proof that the deceased person:

•	was in an accident while driving or riding as a passenger in a Passenger Car equipped with an Air Bag(s);

•	was riding in a seat protected by an Air Bag;

•	was wearing a Seat Belt which was properly fastened at the time of the accident; and

•	died as a result of injuries sustained in the accident.

A police officer investigating the accident must certify that the Seat Belt was properly fastened and that the Passenger Car in which the deceased was traveling was equipped with Air Bags. A copy of such certification must be submitted to Us with the claim for benefits.

Passenger Car means any validly registered four-wheel private passenger car, four-wheel drive vehicle, sports-utility vehicle, pick-up truck or mini-van. It does not include any commercially licensed car, any private car being used for commercial purposes, or any vehicle used for recreational or professional racing.

Seat Belt means any restraint device that:

•	meets published United States government safety standards;

•	is properly installed by the car manufacturer; and

•	is not altered after the installation.

The term includes any child restraint device that meets the requirements of state law.

Air Bag means an inflatable restraint device that:

•	meets published United States government safety standards;

•	is properly installed by the car manufacturer; and

•	is not altered after the installation.

BENEFIT AMOUNT

The Air Bag Use Benefit is an additional benefit equal to 10% of the Full Amount shown in the SCHEDULE OF BENEFITS. However, the amount We will pay for this benefit will not be less than $250 or more than $10,000.

BENEFIT PAYMENT

For loss of Your life, We will pay benefits to Your Beneficiary.

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ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE (continued)

ADDITIONAL BENEFIT: SURVIVING SPOUSE

If You die as a result of an accidental injury, We will pay this benefit if:

1.	We pay a benefit for loss of Your life under the ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE section;

2.	We receive Proof that the death was a result of an injury sustained in an accident;

3.	this benefit is in effect on the date of the injury; and

4.	You have a surviving Spouse who has survived You by at least 48 hours.

BENEFIT AMOUNT

We will pay an additional amount equal to 2% of the Full Amount of insurance under the ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE for each of the 12 months immediately following the date of Your death.

If this benefit is in effect on the date of death and there is no Spouse who could qualify for payment, We will pay $1,000 to Your Beneficiary in one sum.

BENEFIT PAYMENT

For loss of Your life We will pay this benefit to Your Spouse.

If Your Spouse dies before all monthly payments have been made, We will pay any remaining amount to the Spouse’s estate in one sum.

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ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE (continued)

ADDITIONAL BENEFIT: HOSPITAL CONFINEMENT

Subject to the provisions of the ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE, We will pay this additional benefit if:

1.	We receive Proof that You are confined in a Hospital as a result of an accidental injury which is the direct cause of such confinement independent of other causes; and

2.	this benefit is in effect on the date of the injury.

BENEFIT AMOUNT

We will pay an amount for each full month of Hospital Confinement equal to the lesser of:

•	5% of the Full Amount shown in the SCHEDULE OF BENEFITS; and

•	$1,000.

We will pay this benefit on a monthly basis beginning on the 7th day of confinement, for up to 12 months of continuous confinement. This benefit will be paid on a pro-rata basis for any partial month of confinement.

We will only pay benefits for one period of continuous confinement for any accidental injury. That period will be the first period of confinement that qualifies for payment.

BENEFIT PAYMENT

Benefit payments will be made monthly. Payment will be made to You.

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ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE (continued)

ADDITIONAL BENEFIT: REHABILITATIVE PHYSICAL THERAPY

We will pay this additional benefit if:

1.	We pay a benefit for a loss resulting from an accidental injury to You, under the ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE section;

2.
We receive Proof that rehabilitative physical therapy has been prescribed within 90 days of the Covered Loss by the attending Physician as necessary to treat a physical condition resulting from the Covered Loss; and

3.	this benefit is in effect on the date of the injury.

Such rehabilitative physical therapy must be provided within 1 year of the prescription by a Physician or therapist licensed to provide the therapy in the jurisdiction where such services are performed.

BENEFIT AMOUNT

We will pay an amount equal to the least of:

•	the actual charges incurred for such Rehabilitative Physical Therapy;

•	20% of the Full Amount shown in the SCHEDULE OF BENEFITS; or

•	$18,000.

BENEFIT PAYMENT

We will pay this benefit quarterly when We receive Proof that charges for Rehabilitative Physical Therapy have been paid. Payment will be made to You.

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FILING A CLAIM

CLAIMS FOR LIFE INSURANCE BENEFITS

When there has been the death of an insured person, notify Us by calling 1-800-638-6420. This notice should be given to Us as soon as is reasonably possible after the death. The claim form will be sent to the beneficiary or beneficiaries of record.

The beneficiary or beneficiaries should complete the claim form and send it and Proof of the death to Us as instructed on the claim form.

When We receive the claim form and Proof, We will review the claim and, if We approve it, We will pay benefits subject to the terms and provisions of this certificate and the Group Policy.

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FILING A CLAIM

CLAIMS FOR ACCIDENTAL DEATH AND DISMEMBERMENT BENEFITS

When there has been a Covered Loss, notify Us by calling 1-800-638-6420. This notice should be given to Us as soon as is reasonably possible but in any case within 20 days of the Covered Loss. The claim form will be sent to You or the beneficiary or beneficiaries of record.

The claim form should be completed and sent along with Proof of the Covered Loss to Us as instructed on the claim form. If You or the beneficiary have not received a claim form within 15 days of giving notice of the claim, Proof may be sent using any form sufficient to provide Us with the required Proof.

The claimant must give us Proof no later than 90 days after the date of the Covered Loss.

If notice of claim or Proof is not given within the time limits described in this section, the delay will not cause a claim to be denied or reduced if such notice or Proof are given as soon as is reasonably possible.

When We receive the claim form and Proof, We will review the claim and, if We approve it, We will pay benefits subject to the terms and provisions of this certificate and the Group Policy.

Time Limit on Legal Actions. A legal action on a claim may only be brought against Us during a certain period. This period begins 60 days after the date Proof is filed and ends 3 years after the date such Proof is required.

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GENERAL PROVISIONS

Assignment

The rights and benefits under the Group Policy are not assignable prior to a claim for benefits, except as required by law. We are not responsible for the validity of an assignment.

Beneficiary

You may designate a Beneficiary in Your application or enrollment form. You may change Your Beneficiary at any time. To do so, You must send a Signed and dated, Written request to the Policyholder using a form satisfactory to Us. Your Written request to change the Beneficiary must be sent to the Policyholder within 30 days of the date You Sign such request.

You do not need the Beneficiary’s consent to make a change. When We receive the change, it will take effect as of the date You Signed it. The change will not apply to any payment made in good faith by Us before the change request was recorded.

If two or more Beneficiaries are designated and their shares are not specified, they will share the insurance equally.

If there is no Beneficiary designated or no surviving designated Beneficiary at Your death, We will determine the Beneficiary according to the following order:

1.	Your Spouse or Domestic Partner;

2.	Your child(ren), if there is no surviving Spouse or Domestic Partner; or

3.	Your estate, if there is no surviving child.

Any payment made in good faith will discharge our liability to the extent of such payment.

If a Beneficiary or a payee is a minor or incompetent to receive payment, We will pay that person's guardian.

Entire Contract

Your insurance is provided under a contract of group insurance with the Policyholder. The entire contract with the Policyholder is made up of the following:

1.	the Group Policy and its Exhibits, which include the certificate(s);

2.	the Policyholder's application; and

3.	any amendments and/or endorsements to the Group Policy.

Incontestability: Statements Made by You

Any statement made by You will be considered a representation and not a warranty. We will not use such statement to avoid insurance, reduce benefits or defend a claim unless the following requirements are met:

1.	the statement is in a Written application or enrollment form;

2.	You have Signed the application or enrollment form; and

3.	a copy of the application or enrollment form has been given to You or Your Beneficiary.

For Life Insurance

We will not use Your statements which relate to insurability to contest insurance after it has been in force for 2 years during Your life. In addition, We will not use such statements to contest an increase or benefit addition to such insurance after the increase or benefit has been in force for 2 years during Your life.

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GENERAL PROVISIONS (continued)

For Accidental Death and Dismemberment Insurance

We will not use Your statements which relate to insurability to contest Accidental Death and Dismemberment Insurance after it has been in force for 2 years during Your life, unless the statement is fraudulent. In addition, We will not use such statements to contest an increase or benefit addition to such insurance after the increase or benefit has been in force for 2 years during Your life, unless the statement is fraudulent.

Misstatement of Age

If Your age is misstated, the correct age will be used to determine if insurance is in effect and, as appropriate, We will adjust the benefits and/or premiums.

Conformity with Law

If the terms and provisions of this certificate do not conform to any applicable law, this certificate shall be interpreted to so conform.

Physical Exams

If a claim is submitted for insurance benefits other than life insurance benefits, We have the right to ask the insured to be examined by a Physician(s) of Our choice as often as is reasonably necessary to process the claim. We will pay the cost of such exam.

Autopsy

We have the right to make a reasonable request for an autopsy where permitted by law. Any such request will set forth the reasons We are requesting the autopsy.

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